FORM 5. INVOLUNTARY PETITION

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
              United States Bankruptcy Court                                           INVOLUNTARY
                  District of Delaware                                                  PETITION

---------------------------------------------------------------------------------------------------------------------------
IN RE (Name of Debtor - If Individual: Last, First, Middle)              ALL OTHER NAMES used by debtor in the last 6 years
                                                                         (Include married, maiden, and trade names)
EPIC RESORTS-PALM SPRINGS MARQUIS VILLAS, L.L.C.

SOC. SEC/TAX ID. NO. (If more than one, state all.)
23-2888968

---------------------------------------------------------------------------------------------------------------------------
STREET ADDRESS OF DEBTOR (No. and street, city, state,                   MAILING ADDRESS OF DEBTOR (If different from
    and zip code)                                                           street address)

1150 FIRST AVENUE, SUITE 900
KING OF PRUSSIA, PA 19406

       COUNTY OF RESIDENCE OR
       PRINCIPAL PLACE OF BUSINESS

        Montgomery County


---------------------------------------------------------------------------------------------------------------------------
LOCATION OF PRINCIPAL ASSETS OF BUSINESS DEBTOR (If different from previously listed addresses)

Palm Springs, CA (Riverside County)
---------------------------------------------------------------------------------------------------------------------------
CHAPTER OF BANKRUPTCY CODE UNDER WHICH PETITION IS FILED

         |_|  Chapter 7               |X| Chapter 11

---------------------------------------------------------------------------------------------------------------------------
                              INFORMATION REGARDING DEBTOR (Check applicable boxes)

Petitioners believe:                                             TYPE OF DEBTOR
|_| Debts are primarily consumer debts                           |_| Individual      |_| Corporation Publicly Held
|X| Debts are primarily business debts                           |_| Partnership     |_| Corporation Not Publicly Held
    (complete sections A and B)                                  |X| Other:  Limited Liability Company

     A.   TYPE OF BUSINESS (Check one)                           B.   BRIEFLY DESCRIBE NATURE OF BUSINESS
|_| Professional      |_| Transportation  |_| Commodity Broker
|_| Retail/Wholesale  |_| Manufacturing/  |_| Construction            Debtor is a subsidiary of Epic Resorts
|_| Railroad              Mining          |_| Real Estate             L.L.C., which is a developer and
                      |_| Stockbroker     |X| Other                   marketer of timeshare interest in vacation
                                                                      ownership resorts.
---------------------------------------------------------------------------------------------------------------------------
                                                  VENUE
---------------------------------------------------------------------------------------------------------------------------

|X| Debtor has been domiciled or has had a residence, principal place of business, or principal assets in the
    District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

|X| A bankruptcy case concerning debtor's affiliate, general partner or partnership is pending in this District.

---------------------------------------------------------------------------------------------------------------------------
                                PENDING BANKRUPTCY CASE FILED BY OR AGAINST ANY PARTNER
              OR AFFILIATE OF THIS DEBTOR (Report information for any additional cases on attached sheets.)
---------------------------------------------------------------------------------------------------------------------------
Name of Debtor                               Case Number                             Date
Epic Capital Corp.                           01-002458                               07/19/2001
Epic Resorts, L.L.C.                         01-002459                               07/19/2001
---------------------------------------------------------------------------------------------------------------------------
Relationship                                 District                                Judge

Affiliate Company                            District of Delaware                   Mary F. Walrath
Parent Company
---------------------------------------------------------------------------------------------------------------------------
                              ALLEGATIONS                                                 COURT USE ONLY
                         (Check applicable boxes

1.   |X| Petitioner(s) are eligible to file this petition pursuant to 11 U.S.C.
         Section 303(b).

2. |X| The debtor is a person against whom an order for relief may be entered under title 11 of the United States Code.

3.a. |X| The debtor is generally not paying such debtor's debts as they become due, unless such debts are the subject of a bona fide dispute;
                                        or
b. |_| Within 120 days preceding the filing of this petition, a custodian, other than a trustee, receiver, or agent appointed or authorized to take charge of less than substantially all of the property of the debtor for the purpose of enforcing a lien against such property, was appointed or took possession.




                                      Name of Debtor EPIC RESORTS-PALM SPRINGS MARQUIS VILLAS, L.L.C.

                                      Case No.___________________________
                                                 (court use only)

                               TRANSFER OF CLAIM

|X| Check this box if there has been a transfer of any claim against the debtor by or to any petitioner. Attach all documents evidencing the transfer and any statements that are required under Bankruptcy Rule 1003(a).

                               REQUEST FOR RELIEF

Petitioner(s) request that an order for relief be entered against the debtor under the chapter of title 11, United States Code, specified in this petition.

Petitioner(s) declare under penalty of perjury that the foregoing is true and correct according to the best of their knowledge, information, and belief.

X_________________________________President                  X__________________________11/4/2001
Signature of Petitioner or Representative (State title)        Signature of Attorney     Date

                                                              Potter Anderson & Corroon, LLP
                                                              Name of Attorney Firm (If any)

Name of Petitioner: Prospect Street High Income Fund

Date Signed: 11/08/2001                                      Hercules Plaza 1313 N. Market Street,
                                                             Wilmington, Delaware 19899-0951
                                                             Address

Name & Mailing Address of Individual                         302-984-6000
Signing in Representative Capacity:                          Telephone No.

                        James Dondero
                        Two Galleria Tower
                        13455 Noel Road, Ste. 1300
                        Dallas, Texas 75240
------------------------------------------------------------------------------------------------

Petitioner(s) declare under penalty of perjury that the        X__________________________11/4/2001
forgoing is true and correct according to the best              Signature of Attorney     Date
of their knowledge, information, and belief.

X_________________________________________President            Potter Anderson & Corroon, LLP
Signature of Petitioner or Representative (State title)        Name of Attorney Firm (If any)

Name of Petitioner: ML CBO IV (Cayman), Ltd., by Highland
Capital Management, LP as collateral manager

Date Signed:11/08/2001

                                                              Hercules Plaza 1313 N. Market Street,
                                                              Wilmington, Delaware 19899-0951
                                                              Address

                                                              302-984-6000
                                                              Telephone No.


Name & Mailing Address of Individual
Signing in Representative Capacity:

                        James Dondero
                        Two Galleria Tower
                        13455 Noel Road, Ste. 1300
                        Dallas, Texas 75240


                          Computation sheet attached.



Petitioner(s) declare under penalty of perjury that            X                   11/4/2001
the foregoing is true and correct according to the             Signature of Attorney
best of their knowledge, information and belief.
                                                              Potter Anderson & Corroon L.L.P
X                                            President        Name of Attorney Firm (if any)
Signature of Petitioner or Representative (State Title)
                                                              Hercules Plaza 1313 N. Market Street,
Name of Petitioner: PamCo Cayman, Ltd., by Highland           Wilmington, Delaware 19899-0951
Capital Management, L.P. as collateral manager               Address

Date Signed  11/08/2001                                       302-984-6000
                                                              Telephone No.

Name & Mailing Address of Individual
Signing in Representative Capacity:

                        James Dondero
                        Two Galleria Tower
                        13455 Noel Road, Ste. 1300
                        Dallas, Texas 75240


Petitioner(s) declare under penalty of perjury that                  X                   11/4/2001
the foregoing is true and correct according to the                   Signature of Attorney
best of their knowledge, information, and belief
                                                                    Potter Anderson & Corroon L.L.P
                                                                    Name of Attorney Firm (if any)
                                           President
Signature of Petitioner or Representative  (State title)            Hercules Plaza 1313 N. Market Street,
                                                                    Wilmington, Delaware 19899-0951
Name of Petitioner: Pam Capital Funding, L.P., by Highland          Address
Capital Management, L.P. as collateral manager
                                                                    302-984-6000
Date Signed:   11/08/2001                                           Telephone No.

Name & Mailing Address of Individual
Signing in Representative Capacity:

                        James Dondero
                        Two Galleria Tower
                        13455 Noel Road, Ste. 1300
                        Dallas, Texas 75240



                             PETITIONING CREDITORS

Name and Address of Petitioner                     Nature of Claim                  Amount of Claim

Prospect Street High Income Fund                   Past due debt on Senior Notes    $4,000,000 principal accrued
Two Galleria Tower, 13455 Noel Road, Ste 1300                                        and unpaid interest
Dallas, Texas 75240

Name and Address of Petitioner                     Nature of Claim                  Amount of Claim

 ML CBO IV (Cayman), Ltd., c/o Highland            Past due debt on Senior Notes    $16,230,000 principal plus
Capital Management, LP as collateral manager                                        accrued and unpaid interest
Two Galleria Tower, 13455 Noel Road, Ste 1300
Dallas, Texas 75240

Name and Address of Petitioner                     Nature of Claim                  Amount of Claim

PamCo Cayman Ltd. c/o Highland Capital             Past due debt on Senior Notes    $16,000,000 principal plus
Management LP as collateral manager                                                 accrued and unpaid interest
Two Galleria Tower, 13455 Noel Road, Ste 1300
Dallas, Texas 75240

Name and Address of Petitioner                     Nature of Claim                  Amount of Claim

PamCapital Funding L.P. c/o Highland               Past due debt on Senior Notes    $31,537,000 principal plus
Capital Management LP as collateral manager                                         accrued and unpaid interest
Two Galleria Tower, 13455 Noel Road, Ste. 1300
Dallas, Texas 75240

Note: If there are more than three petitioners, attach additional sheets with       Total Amount of
the statement under penalty of perjury, each petitioner's signature under the       Petitioners' Claims
statement and the name of the attorney and petitioning creditor information in
the format above.                                                                   $67,767,000 plus accrued and
                                                                                    unpaid interest.


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                               )  In Proceedings Under Chapter 11
                                     )
EPIC RESORTS PALM SPRINGS            )  Case No. __ _______
MARQUIS VILLAS, LLC                  )
                                     )
               Alleged Debtor        )


          FED. R. BANKR.P. 1003(a) STATEMENT OF PETITIONING CREDITOR

     1. I am the President of Prospect Street High Income Fund ("Petitioner") and I am authorized in that capacity to provide this statement on behalf of the Petitioner.

     2. The Petitioner acquired its claim in the principal amount of $4,000,000 on the dates and terms identified on the chart attached hereto as Exhibit "A". Due to the nature of the transfers, there was no assignment agreement or purchase documentation executed at the time of the transfers. However, a true and correct copy of a letter from the Petitioner's custodian is attached hereto as Exhibit "B" which evidences the Petitioner's ownership of the par value of $4,000,000 of senior notes. In addition, the Petitioner has attached internal trade tickets as Exhibit "C". The transfers disclosed herein to the Petitioner were made for investment purposes and were not made for the purpose of filing an involuntary petition in bankruptcy.

Dated: November 8, 2001.

                        ----------------------------------------------------
                        James Dondero for Prospect Street High Income Fund



                                  EXHIBIT "A"

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


Petitioner         Settle Date           Terms                 Transferor

Prospect Street    12/10/1998          $1,000,000.00/100        (N/A)
Prospect Street     8/9/1999            $1,000,000.00/87        (N/A)
Prospect Street    11/19/1999           $1,000,000.00/78        (N/A)
Prospect Street     4/26/2001         $1,000,000.00/23.5     APS Financial

STATE STREET

July 10, 2001

Stacey Blackford
Highland Capital Management
1150 Two Galleria tower
13455 Noel Road, LB #45
Dallas, TX 75240

Stacey,

The purpose of this letter is to attest that we currently hold a par value of $4,000,000 in Epic Resorts bonds maturing on 6/15/2005 (cuisp 29425MAC1) in the Prospect Street High Income Fund.

Should you have any questions or require additional information, please call me at 617-985-4400.

Sincerely yours,

Douglas M. Marin
Account Manager
State Street Bank & Trust

AUG 24, 2001 10:42AM 973624143 PHY Fixed Purchase Ticket         NO 2246 P.2

Institution:      Highland Capital Management  Institution: Prospect Street
Buyer:            Joe Dougherty                Seller:      Richard Omohundro
Phone:            972-528-4100                 Voice:
Fax:              972-528-4155                 Fax:



Issuer:           Epic Resorts                 Industry Codes:
First Trade Date: 7/8/1998                     Moodys:    Hotels, Motels, Inns
Global Amount:    $0.00                                   and Gaming
                                               S&P:       Hotels/motels/inns and
Country:                                                  casinos
                                               Fitch:
                                               Other:


Purchase:
Facility:         BOND                         Settle Date: 12/10/1998
Trade Date:       12/31/1994                   CUSIP:       29425MAC1
Commitment:       $1,000,000.00
Price:            100.0000
Accrued Interest  $0.00
Upfront Fee:      $0.00


Facility:         BOND                         Ratings:
Secured:          06/15/2005                   S&P Corp Credit:
Maturity Date:    06/15/2005                   S&P Issue:
Global Amount:    $0.00                        Moody's SR Implied:
Exposure:                                      Moody's SR Secured:
Coupon:           13.0000%                     Moody's SR Unsecured:
Floating Spread   0.0000%                      Moody's Issue:

Notes:
Highland Capital Management, L.P., as Collateral Manager, hereby requests that the following trades be executed and certifies that these transactions comply with the provisions of Article 12 of the Indenture, including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt Security as defined in the Indenture.


AUG 24, 2001 10:42AM 973624143 PHY Fixed Purchase Ticket         NO 2246 P.3

Institution:      Highland Capital Management  Institution: Prospect Street
Buyer:            Joe Dougherty                Seller:      Richard Omohundro
Phone:            972-528-4100                 Voice:
Fax:              972-528-4155                 Fax:



Issuer:           Epic Resorts                 Industry Codes:
First Trade Date: 7/8/1998                     Moodys:    Hotels, Motels, Inns
Global Amount:    $0.00                                   and Gaming
                                               S&P:       Hotels/motels/inns and
Country:                                                  casinos
                                               Fitch:
                                               Other:


Purchase:
Facility:         BOND                         Settle Date: 08/10/1999
Trade Date:       12/31/1994                   CUSIP:       29426MAC1
Commitment:       $1,000,000.00
Price:            87.0000
Accrued Interest: $19,500.00
Upfront Fee:      $130,000.00


Facility:         BOND                         Ratings:
Secured:          06/15/2005                   S&P Corp Credit:
Maturity Date:    06/15/2005                   S&P Issue:
Global Amount     $0.00                        Moody's SR Implied:
Exposure:                                      Moody's SR Secured:
Coupon:           13.0000%                     Moody's SR Unsecured:
Floating Spread   0.0000%                      Moody's Issue:

Notes:
Highland Capital Management, L.P., as Collateral Manager, hereby requests that the following trades be executed and certifies that these transactions comply with the provisions of Article 12 of the Indenture, including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt Security as defined in the Indenture.


AUG 24, 2001 10:42AM 973624143 PHY Fixed Purchase Ticket         NO 2246 P.4

Institution:      Highland Capital Management  Institution: Prospect Street
Buyer:            Joe Dougherty                Seller:      Richard Omohundro
Phone:            972-528-4100                 Voice:
Fax:              972-528-4155                 Fax:



Issuer:           Epic Resorts                 Industry Codes:
First Trade Date: 7/8/1998                     Moodys:    Hotels, Motels, Inns
Global Amount:    $0.00                                   and Gaming
                                               S&P:       Hotels/motels/inns and
Country:                                                  casinos
                                               Fitch:
                                               Other:


Purchase:
Facility:         BOND                         Settle Date: 08/10/1999
Trade Date:       12/31/1994                   CUSIP:       29425MAC1
Commitment:       $1,000,000.00
Price:            78.0000
Accrued Interest: $65,011.11
Upfront Fee:      $220,000.00


Facility:         BOND                         Ratings:
Secured:          06/15/2005                   S&P Corp Credit:
Maturity Date:    06/15/2005                   S&P Issue:
Global Amount:    $0.00                        Moody's SR Implied:
Exposure:                                      Moody's SR Secured:
Coupon:           13.0000%                     Moody's SR Unsecured:
Floating Spread:  0.0000%                      Moody's Issue:

Notes:
Highland Capital Management, L.P., as Collateral Manager, hereby requests that the following trades be executed and certifies that these transactions comply with the provisions of Article 12 of the Indenture, including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt Security as defined in the Indenture.



AUG 24, 2001 10:42AM 973624143 PHY Fixed Purchase Ticket         NO 2246 P.5

Institution:      Highland Capital Management  Institution: APS
Buyer:            Ethan Underwood              Seller:      Tim Horrigan
Phone:                                         Voice:       800-248-0520
Fax:              972-528-4155                 Fax:



Issuer:           Epic Resorts                 Industry Codes:
First Trade Date: 7/8/1998                     Moodys:    Hotels, Motels, Inns
Global Amount:    $0.00                                   and Gaming
                                               S&P:       Hotels/motels/inns and
Country:                                                  casinos
                                               Fitch:
                                               Other:


Purchase:
Facility:         BOND                         Settle Date: 04/26/2001
Trade Date:       04/23/2001                   CUSIP:       29425MAC1
Commitment:       $1,000,000.00
Price:            23.6000
Accrued Interest  $47,305.55
Upfront Fee:      $765,000.00


Facility:         BOND                         Ratings:
Secured:          06/18/2005                   S&P Corp Credit:
Maturity Date:    08/15/2005                   S&P Issue:
Global Amount:    $0.00                        Moody's SR Implied:
Exposure:                                      Moody's SR Secured:
Coupon:           13.0000%                     Moody's SR Unsecured:
Floating Spread:  0.0000%                      Moody's Issue:

Notes:
Highland Capital Management, L.P., as Collateral Manager, hereby requests that the following trades be executed and certifies that these transactions comply with the provisions of Article 12 of the Indenture, including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt Security as defined in the Indenture.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                          )  In Proceedings Under Chapter 11
                                )
EPIC RESORTS - PALM SPRINGS     )  Case No. ___________________
MARQUIS VILLAS, LLC             )
                                )
         Alleged Debtor         )

          FED. R. BANKR. P. 1003(a) STATEMENT OF PETITIONING CREDITOR

     1. I am the President of Highland Capital Managment, L.P. ("Highland"), the collateral manager of ML CBO IV (Cayman), Ltd. ("Petitioner"), and I am authorized in that capacity to provide this statement on behalf of the Petitioner. Highland, as collateral manager for the Petitioner, is authorized to take action on behalf of the Petitioner and is authorized to execute documents on behalf of the Petitioner pursuant to a Collateral Management Agreement dated December 17, 1996.

     2. The Petitioner acquired its claim in the principal amount of $16,230,000 on the dates and terms identified on the chart attached hereto as Exhibit "A". Due to the nature of the transfers, there was no assignment agreement or purchase documentation executed at the time of the transfers. However, a true and correct copy of a letter from the Petitioner's custodian is attached hereto as Exhibit "B" which evidences the Petitioner's ownership of the par value of $4,000,000 of senior notes. In addition, the Petitioner has attached internal trade tickets as Exhibit "C". The transfers disclosed herein to the Petitioner were made for investment purposes and were not made for the purpose of filing an involuntary petition in bankruptcy.

Dated: November 8, 2001.

                           --------------------------------------------
                           James Dondero for Highland Capital Management, LP as collateral manager for ML CBO IV (Cayman), Ltd.

                                  EXHIBIT "A"

Petitioner          Settle Date             Terms           Transferor
ML CBO IV           12/13/2000         $410,000.00/25     Royal Bank of Canada
ML CBO IV            3/13/2001     $5,390,000.00/27.5     Royal Bank of Canada
ML CBO IV            3/20/2001   $3,430,000.00/28.125     Warburg Dillon Read
ML CBO IV            4/26/2001     $7,000,000.00/23.5      APS Financial

                                     CHASE

                             600 Travis, 48 CTH-304
                              Houston, Texas 77002

To Whom It May Concern:

     This letter confirms that ML CBO IV (Cayman) Ltd. currently owns $16,230,000.00 of Epic Resorts LLC Ser. B bonds with cusip number 29425MAC1.

Sincerely,

David Fuan
Trust Officer

                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Trade Date:   12/8/2000

Institution:  Highland Capital Management   Institution: Royal Bank of Canada   Purchase
Buyer:        Ethan Underwood               Seller:      Jim Wood               Ticket ID:
Voice:                                      Voice:                               B-3781
Fax:                                        Fax:

Total Commitment:     $410,000.00  Weighted Average Price:  25.000 Total Upfront Fees:  $307,500.00


ISSUER:  EPIC RESORTS

BOND                                          Security ID: 29425MAC1

Portfolio        Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

ML CBO Fixed     $410,000.00   25.000   Orig       DTC        $20,353.89      12/13/2000



Notes

Note Type                Notes

Funding                  Principal $102,500.00
                         Interest   $28,353.35
                         Total     $128,853.89
                         OTC:      1569
Notes                    "Highland Capital Management, LP., as Collateral Manager,
                         hereby requests that the following trades be executed and
                         certifies that these transactions comply with the provisions of
Notes                    Article 12 of the Indenture, including  satisfaction of
                         the reinvestment criteria and such substitution qualifies as a
                         Collateral Debt Security as defined in the Indenture."

                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Trade Date:   3/8/2001



Institution:  Highland Capital Management   Institution: Royal Bank of Canada   Purchase
Buyer:        Ethan Underwood               Seller:      Jim Wood               Ticket ID:
Voice:                                      Voice:                               B-4079
Fax:                                        Fax:

Total Commitment:   $5,395,390.00  Weighted Average Price:  27.4735  Total Upfront Fees:  $3,913,088.10


ISSUER:  EPIC RESORTS

BOND                                          Security ID: 29425MAC1

Portfolio        Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

ML CBO-Fixed     $5,390,000.00 27.5000  Orig       DTC        $171,282.22     03/13/2001

WARRANTS                                     Security ID: 29426H115

Portfolio        Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date
ML CBO Fixed     $5,390.00     1.0000   Orig       DTC          $0.00         03/13/2001



                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Notes

Note Type                Notes

Funding                  Principal $1,482,250.00
                         Interest    $171,282.22
                         Total     $1,853,532.22

                         Warrants (physical delivery)
                         Principal $53.90

                         DTC #589
                         "Highland Capital Management, LP., as Collateral Manager,
                         hereby requests that the following trades be executed and
                         certifies that these transactions comply with the provisions of
                         Article 12 of the Indenture, including  satisfaction of
                         the reinvestment criteria and such substitution qualifies as a
                         Collateral Debt Security as defined in the Indenture."

                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Trade Date:   3/15/2001



Institution:  Highland Capital Management   Institution: Warburg Dillon Reed    Purchase
Buyer:        Davis Desdman                 Seller:      Brian Matthews         Ticket ID:
Voice:                                      Voice:                               B-4127
Fax:                                        Fax:

Total Commitment:   $3,433,430.00  Weighted Average Price:  28.0978  Total Upfront Fees:  $2,466,708.20


ISSUER:  EPIC RESORTS

BOND                                          Security ID: 28425MAC1

Portfolio        Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

ML CBO-Fixed     $3,430,000.00 28.1250  Orig       DTC        $117,688.08     03/20/2001

WARRANTS                                      Security ID: 29426H115

Portfolio        Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date
ML CBO-Fixed     $2,450.00     1.0000   Orig       DTC          $0.00         03/20/2001


                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Notes

Note Type                Notes

Funding                  Principal $964,687.50
                         Interest  $117,666.00
                         Total     $1,062,355.56

                         DTC #842
                         "Highland Capital Management, LP., as Collateral Manager,
                         hereby requests that the following trades be executed and
                         certifies that these transactions comply with the provisions of Article 12 of the Indenture, including  satisfaction of the reinvestment criteria and such substitution qualifies as a
                         Collateral Debt Security as defined in the Indenture."

                         Warrants Physical Delivery
                         Principal $34.30


                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Trade Date:   4/23/2001



Institution:  Highland Capital Management   Institution: APS                    Purchase
Buyer:        Ethan Underwood               Seller:      Tim Horrigan           Ticket ID:
Voice:                                      Voice:       800-248-0620            B-4341
Fax:                                        Fax:

Total Commitment:   $7,007,000.00  Weighted Average Price:  23.4775  Total Upfront Fees:  $5,361,930.00


ISSUER:  EPIC RESORTS

BOND                                          Security ID: 28425MAC1

Portfolio        Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

ML CBO-Fixed     $7,000,000.00 23.5000  Orig       DTC        $331,138.89     04/25/2001

WARRANTS                                      Security ID: 29426H115

Portfolio        Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date
ML CBO-Fixed     $7,000.00     1.0000   Orig       DTC          $0.00         04/26/2001



                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET


Notes


Note Type                Notes

Funding                  Bonds
                         Principal $1,645,000.00
                         Interest  $331,138.89
                         Total     $1,976,138.89

                         Physical Delivery
                         Warrants 7,000.00
                         Principal $70.00

                         DTC #279
                         "Highland Capital Management, LP., as Collateral Manager,
                         hereby requests that the following trades be executed and
                         certifies that these transactions comply with the provisions of
                         Article 12 of the Indenture, including  satisfaction of
                         the reinvestment criteria and such substitution qualifies as a
                         Collateral Debt Security as defined in the Indenture."

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                          )  In Proceedings Under Chapter 11
                                )
EPIC RESORTS - PALM SPRINGS     )  Case No. ___________________
MARQUIS VILLAS, LLC             )
                                )
         Alleged Debtor         )

          FED. R. BANKR. P. 1003(a) STATEMENT OF PETITIONING CREDITOR

     1. I am the President of Highland Capital Management, L.P., the collateral manager of PamCo Cayman, Ltd. ("Petitioner"), and I am authorized in that capacity to provide this statement on behalf of the Petitioner. Highland, as collateral manager for the Petitioner, is authorized to take action on behalf of the petitioner and is authorized to execute documents on behalf of the petitioner pursuant to a Collateral Management Agreement dated August 6, 1997.

     2. The Petitioner acquired its claim in the principal amount of $16,000,000 on the dates and terms identified on the chart attached hereto as Exhibit "A". Due to the nature of the transfers, there was no assignment agreement or purchase documentation executed at the time of the transfers. However, a true and correct copy of a letter from the Petitioner's custodian is attached hereto as Exhibit "B" which evidences the Petitioner's ownership of the par value of $16,000,000 of senior notes. In addition, the Petitioner has attached internal trade tickets as Exhibit "C". The transfers disclosed herein to the Petitioner were made for investment purposes and were not made for the purpose of filing an involuntary petition in bankruptcy.

Dated: November 8, 2001.

                           --------------------------------------------
                           James Dondero for Highland Capital Management, LP as collateral manager for PamCo Cayman, Ltd.


                                  EXHIBIT "A"

PETITIONER        SETTLE DATE            TERMS           TRANSFEROR

Pamco Cayman       3/5/2000        $2,000,000.00/30   Royal Bank of Canada
Pamco Cayman      3/15/2001     $10,000,000.0026/75   Royal Bank of Canada
Pamco Cayman      3/20/2001    $4,000,000.00/28.125   Warburg Dillon Read

                                      CHASE

                            600 Travis, 48 CTH-304
                              Houston, Texas 77002

To Whom It May Concern:

     This letter confirms that Pamco Cayman currently owns $16,000,000.00 of Epic Resorts LLC Ser. B bonds with cusip number 29425MAC1.

Sincerely,

Annye Hua
Trust Officer

                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Trade Date:   23/28/2001



Institution:  Highland Capital Management   Institution: Royal Bank Canada      Purchase
Buyer:        Ethan Underwood               Seller:      Jim Wood              Ticket ID:
Voice:                                      Voice:       800-248-0620            B-4041
Fax:                                        Fax:

Total Commitment:   $5,005,000.00  Weighted Average Price:  29.9710  Total Upfront Fees:  $3,504,950.00


ISSUER:  EPIC RESORTS

BOND                                           Security ID: 28425MAC1

Portfolio          Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

Pamco Cayman-Fixed $2,000,000.00 30.0000  Orig       DTC        $57,777.76     03/05/2001

WARRANTS                                       Security ID: 29425H115

Portfolio          Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

Pamco Cayman-Fixed $2,000.00     1.0000  Orig       DTC          $0.00         03/05/2001

BOND                                           Security ID: 28425MAC1

Portfolio          Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

PAM Capital-Fixed $3,000,000.00 30.0000  Orig       DTC        $56,565.67     03/05/2001

WARRANTS                                       Security ID: 29425H115

Portfolio          Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date
PAM Capital-Fixed  $3,000.00     1.0000  Orig      Assignment    $0.00         03/05/2001


                                   EXHIBIT C

                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Notes

Note Type                Notes

Funding                  Pamco Cayman Bonds
                         Principal $600,000.00
                         Interest  $57,777.78
                         Total     $647,777.78

                         DTC #569

                         Pamco Cayman Warrants
                         Principal $20.00
                         Physical Delivery

                         Pam Capital Bonds
                         Principal $900,000.00
                         Interest  $85,555.67
                         Total     $985,555.67

                         DTC #859

                         Pam Capital Warrants
                         Principal $30.00
                         Physical Delivery

                         "Highland Capital Management, LP., as Collateral Manager,
                         hereby requests that the following trades be executed and
                         certifies that these transactions comply with the provisions of Article 12 of the Indenture, including  satisfaction of the reinvestment criteria and such substitution qualifies as a
                         Collateral Debt Security as defined in the indenture.

                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Trade Date:   3/8/2001



Institution:  Highland Capital Management   Institution: Royal Bank of Canada   Purchase
Buyer:        Ethan Underwood               Seller:      Jim Wood               Ticket ID:
Voice:                                      Voice:                               B-4085
Fax:                                        Fax:

Total Commitment:   $10,010,000.00 Weighted Average Price:  25.7243  Total Upfront Fees:  $7,934,900.00


ISSUER:  EPIC RESORTS

BOND                                          Security ID: 28425MAC1

Portfolio           Commitment      Price    Amnd     Agreement    Acc. Interest  Settled Date

Pamco Cayman Fixed  $10,000,000.00  27.7500  Orig       DTC        $317,777.78     03/13/2001

GRANT

Portfolio           Commitment      Price    Amnd     Agreement    Acc. Interest  Settled Date

Pamco Cayman Fixed  $10,000,000.00  1.00000  Orig       DTC        $0.00           03/13/2001


                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Notes

Note Type                Notes

Funding                  Principal $2,875,000.00
                         Interest  $317.777.78
                         Total     $2,992,77.78

                         Warrants (physical delivery)
                         Principal $100.00

                         DTC #508


                         "Highland Capital Management, LP., as Collateral
                         Manager, hereby requests that the following trades be executed and certifies that these transactions comply with the provisions of Article 12 of the Indenture, including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt
                         Security as defined in the indenture."

                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Trade Date:   3/15/2001



Institution:  Highland Capital Management   Institution: Warburg Dillon Read    Purchase
Buyer:        Davis Deedman                 Seller:      Brian Matthews         Ticket ID:
Voice:                                      Voice:                               B-4128
Fax:                                        Fax:

Total Commitment:   $4,004,000.00  Weighted Average Price:  28.0978  Total Upfront Fees:  $2,378,980.00


ISSUER:  EPIC RESORTS

BOND                                          Security ID: 29426H115

Portfolio               Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

Pamco Cayman Fixed      $4,000,000.00 28.1250  Orig       DTC        $137,322.22     03/20/2001

WARRANTS

Portfolio               Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

Pamco Cayman Fixed      $4,000.00     1.0000   Orig       DTC        $0.00           03/20/2001


                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Notes

Note Type                Notes

Funding                  Principal $1,125,000.00
                         Interest  $137,222.22
                         Total     $1,262,222.22

                         Warrants Physical Delivery
                         Principal $40.00

                         "Highland Capital Management, LP., as Collateral
                         Manager, hereby requests that the following trades be executed and certifies that these transactions comply with the provisions of Article 12 of the Indenture, including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt
                         Security as defined in the indenture."

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                               )  In Proceedings Under Chapter 11
                                     )
EPIC RESORTS - PALM SPRINGS          )  Case No. __ _______
MARQUIS VILLAS, LLC                  )
                                     )
        Alleged Debtor               )

           FED. R. BANK R.P. 1003(a) STATEMENT OF PETITIONING CREDITOR

     1. I am the President of Highland Capital Management, L.P. ("Highland"), the collateral manager of Pam Capital Funding, L.P. ("Petitioner"), and I am authorized in that capacity to provide this statement on behalf of the Petitioner. Highland, as collateral manager for the Petitioner, is authorized to take action on behalf of the Petitioner and is authorized to execute documents on behalf of the Petitioner pursuant to Collateral Management Agreement dated May 19, 1998.

     2. The Petitioner acquired its claim in the principal amount of $31,537,000 on the dates and terms identified on the chart attached hereto as Exhibit "A". Due to the nature of the transfers, there was no assignment agreement or purchase documentation executed at the time of the transfers. However, a true and correct copy of a letter from the Petitioner's custodian is attached hereto as Exhibit "B" which evidences the Petitioner's ownership of the par value of $4,000,000 of senior notes. In addition, the Petitioner has attached internal trade tickets as Exhibit "C". The transfers disclosed herein to the Petitioner were made for investment purposes and were not made for the purpose of filing an involuntary petition in bankruptcy.

Dated: November 8, 2001.

                        ----------------------------------------------------
                        James Dondero for Highland Capital Management, LP as collateral manager for Pam Capital Funding, L.P.

                                  EXHIBIT "A"



PETITIONER         SETTLE DATE           TERMS                 TRANSFEROR

Pam Capital         3/2/2001           $3,000,000.00/28         Warburg Dillon Read
Pam Capital         3/2/2001           $3,000,000.00/28         Warburg Dillon Read
Pam Capital         3/5/2001           $3,000,000.00/30         Royal Bank of Canada
Pam Capital         3/5/2001        $3,000,000.00/30.25         Royal Bank of Canada
Pam Capital         3/20/2001       $4,000,000.00/28.125        Warburg Dillon Read
Pam Capital         5/21/2001        $4,000,000.00/23.75        APS Financial
Pam Capital         6/19/2001       $10,537,000.00/38.25        Royal Bank of Canada
Pam Capital         6/20/2001         $1,000,000.00/40.5        UBS Inc.

                                     CHASE
                             600 Travis, 48 CTH-304
                              Houston, Texas 77002


To Whom It May Concern:

This letter confirms that Pam Capital currently owns $31,537,000.00 of Epic Resorts LLC Ser. B bonds cusip number 29425MAC1.

Sincerely,


Annye Hun
Trust Officer

                                   EXHIBIT B

                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Trade Date:   2/27/2001



Institution:  Highland Capital Management   Institution: Warburg Dillon Read    Purchase
Buyer:        Davis Deadman                 Seller:      Brian Matthews         Ticket ID:
Voice:                                      Voice:                               B-4050
Fax:                                        Fax:

Total Commitment:   $6,003,000.00  Weighted Average Price:  27.9865  Total Upfront Fees:  $4,322,970.00


ISSUER:  EPIC RESORTS

BOND                                          Security ID: 29425MAC1

Portfolio               Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

PAM Capital - Fixed     $6,000,000.00 28.0000  Orig       DTC        $166,833.44     03/02/2001

WARRANTS

Portfolio               Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

PAM Capital - Fixed     $3,000.00     1.0000   Orig       DTC        $0.00           03/02/2001


                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Notes

Note Type                Notes

Funding                  Bonds:
                         Principal $1,880,000.00
                         Interest  $  168,833.00
                         Total     $1,845,833.33

                         DTC#642
                         Warrants:
                         Principal: $30.00

                         Physical delivery
                         Highland Capital Management, L.P., as Collateral
                         Manager, hereby requests that the following trades be executed and certifies that these transactions comply with the provisions of Article 12 of the Indenture, Including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt
                         Security as defined in the indenture.

                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Trade Date:   2/28/2001



Institution:  Highland Capital Management   Institution: Royal Bank of Canada   Purchase
Buyer:        Ethan Underwood               Seller:      Jim Wood               Ticket ID:
Voice:                                      Voice:                               B-4053
Fax:                                        Fax:

Total Commitment:   $3,003,000.00  Weighted Average Price:  30.2208  Total Upfront Fees:  $2,095,470.00


ISSUER:  EPIC RESORTS

BOND                                          Security ID: 29425MAC1

Portfolio        Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

Settled          $3,000,000.00 30.2500  Orig       DTC        $56,666.67      03/06/2001

WARRANTS

Portfolio               Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

PAM Capital - Fixed     $3,000.00     1.0000   Orig       DTC        $0.00           03/05/2001

                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Notes

Note Type                Notes

Funding                  Bonds
                         Principal $907,500.00
                         Interest  $86,866.67
                         Total     $994.186.87

                         DTC #569

                         Warrants
                         Principal $30.00
                         Physical Delivery


                         "Highland Capital Management, LP., as Collateral
                         Manager, hereby requests that the following trades be executed and certifies that these transactions comply with the provisions of Article 12 of the Indenture, including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt
                         Security as defined in the Indenture."

                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Trade Date:   2/25/2001



Institution:  Highland Capital Management   Institution: Royal Bank of Canada   Purchase
Buyer:        Ethan Underwood               Seller:      Jim Wood               Ticket ID:
Voice:                                      Voice:                               B-4041
Fax:                                        Fax:

Total Commitment:   $5,005,000.00  Weighted Average Price:  29.9710  Total Upfront Fees:  $3,504,950.00


ISSUER:  EPIC RESORTS

BOND                                          Security ID: 29425MAC1

Portfolio               Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

Pamco Cayman - Fixed    $2,000,000.00 30.0000  Orig       DTC        $57,777.73     03/05/2001

WARRANTS                                       Security ID: 29426H115

Portfolio               Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

Pamco Cayman - Fixed    $2,000.00     1.0000   Orig       DTC          $0.00         03/05/2001

BOND                                          Security ID: 29426MAC1

Portfolio               Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

                        $3,000,000.00 30.0000  Orig       DTC        $86,666.67     03/05/2001

WARRANTS                                       Security ID: 29426H115

Portfolio               Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

Pamco Capital - Fixed   $3,000.00     1.0000   Orig     Assignment     $0.00         03/05/2001


                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Notes

Note Type                Notes

Funding                  Pamco Cayman Bonds
                         Principal $800,000.00
                         Interest  $57,777.78
                         Total     $557,777.78

                         DTC #569

                         Pamco Cayman Warrants
                         Principal $20.00
                         Physical Delivery

                         Pam Capital Bonds
                         Principal $900,000.00
                         Interest  $86,668.87
                         Total     $956,866.67

                         DTC #569

                         Pam Capital Warrants
                         Principal $30.00
                         Physical Delivery

                         "Highland Capital Management, LP., as Collateral
                         Manager, hereby requests that the following trades be executed and certifies that these transactions comply with the provisions of Article 12 of the Indenture, including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt
                         Security as defined in the Indenture."

                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Trade Date:   3/15/2001



Institution:  Highland Capital Management   Institution: Warburg Dillon Read    Purchase
Buyer:        Davis Deadman                 Seller:      Brian Matthews         Ticket ID:
Voice:                                      Voice:                               B-4129
Fax:                                        Fax:

Total Commitment:   $4,004,000.00  Weighted Average Price:  28.0979  Total Upfront Fees:  $2,575,960.10


ISSUER:  EPIC RESORTS

BOND                                          Security ID: 29425MAC1

Portfolio               Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

PAM Capital - Fixed     $4,000,000.00 28.1250  Orig       DTC        $137,222.22     03/20/2001

WARRANTS

Portfolio               Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

PAM Capital - Fixed     $4,000.00     1.00000  Orig       DTC        $0.00           03/20/2001


                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Notes

Note Type                Notes

Funding                  Principal $1,125,000.00
                         Interest  $137,222.22
                         Total     $1,262,222.22

                         DTC #642

                         Warrants Physical Delivery
                         Principal $40.00

                         "Highland Capital Management, LP., as Collateral
                         Manager, hereby requests that the following trades be executed and certifies that these transactions comply with the provisions of Article 12 of the Indenture, including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt
                         Security as defined in the Indenture."

                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Trade Date:   3/16/2001



Institution:  Highland Capital Management   Institution: APS                    Purchase
Buyer:        Ethan Underwood               Seller:      Tim Horrigan           Ticket ID:
Voice:                                      Voice:       800/248-0620            B-4483
Fax:                                        Fax:

Total Commitment:   $4,004,000.00  Weighted Average Price:  23.7273  Total Upfront Fees:  $3,053,980.00


ISSUER:  EPIC RESORTS

BOND                                          Security ID: 29425MAC1

Portfolio               Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

PAM Capital - Fixed     $4,000,000.00 23.7500  Orig     Assignment    $235,333.33     05/21/2001

WARRANTS

Portfolio               Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

PAM Capital - Fixed     $4,000.00     2.0000   Orig     DTC           $0.00           05/21/2001


                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Notes

Note Type                Notes

Funding                  Bonds
                         Principal $950,000.00
                         Interest  $225,333.33
                         Total     $1,175,333.33

                         Warrants (physical delivery)
                         Principal $40.00

                         DTC #279


                         "Highland Capital Management, LP., as Collateral
                         Manager, hereby requests that the following trades be executed and certifies that these transactions comply with the provisions of Article 12 of the Indenture, including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt
                         Security as defined in the Indenture."

                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Trade Date:   6/12/2001



Institution:  Highland Capital Management   Institution: Royal Bank of Canada   Purchase
Buyer:        Davis Deadman                 Seller:      Jim Wood               Ticket ID:
Voice:                                      Voice:                               B-4617
Fax:                                        Fax:

Total Commitment:   $10,537,000.00  Weighted Average Price:  38.2500  Total Upfront Fees:  $6,506,597.50


ISSUER:  EPIC RESORTS

BOND                                          Security ID: 29425MAC1

Portfolio               Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

PAM Capital - Fixed     $10,537,00.00 38.2500  Orig       DTC        $15,220.11      06/19/2001

Notes

Note Type                Notes

Funding                  Principal $4,030,402.50
                         Interest  $15,220.11
                         Total     $4,045,522.51

                         DTC #589


                         "Highland Capital Management, L.P., as Collateral
                         Manager, hereby requests that the following trades be executed and certifies that these transactions comply with the provisions of Article 12 of the Indenture, including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt
                         Security as defined in the indenture."

                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Trade Date:   6/18/2001



Institution:  Highland Capital Management   Institution: UBS Inc.               Purchase
Buyer:        David Deedman                 Seller:      Jim Wood               Ticket ID:
Voice:                                      Voice:                               B-4618
Fax:                                        Fax:

Total Commitment:   $1,000,000.00  Weighted Average Price:  40,5000  Total Upfront Fees:  $595,000.00


ISSUER:  EPIC RESORTS

BOND                                          Security ID:  29425MAC1

Portfolio               Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

PAM Capital - Fixed     $1,000,000.00 40,5000  Orig       DTC        $1,805.58       05/20/2001

Notes

Note Type                Notes

Funding                  Principal $405,000.00
                         Interest  $1,805.56
                         Total     $406,505.55

                         DTC #642


                         "Highland Capital Management, LP., as Collateral
                         Manager, hereby requests that the following trades be executed and certifies that these transactions comply with the provisions of Article 12 of the Indenture, including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt
                         Security as defined in the indenture."


                          FORM 5. INVOLUNTARY PETITION

---------------------------------------------------------------------------------------------------------------------------
              United States Bankruptcy Court                                           INVOLUNTARY
                  District of Delaware                                                  PETITION

---------------------------------------------------------------------------------------------------------------------------
IN RE (Name of Debtor - If Individual: Last, First, Middle)              ALL OTHER NAMES used by debtor in the last 6 years
                                                                         (Include married, maiden, and trade names)
EPIC RESORTS MANAGEMENT, LLC

SOC. SEC/TAX ID. NO. (If more than one, state all.)
23-2888968

---------------------------------------------------------------------------------------------------------------------------
STREET ADDRESS OF DEBTOR (No. and street, city, state,                   MAILING ADDRESS OF DEBTOR (If different from
    and zip code)                                                           street address)

1150 FIRST AVENUE, SUITE 900
KING OF PRUSSIA, PA 19406

       COUNTY OF RESIDENCE OR
       PRINCIPAL PLACE OF BUSINESS

        Montgomery County


---------------------------------------------------------------------------------------------------------------------------
LOCATION OF PRINCIPAL ASSETS OF BUSINESS DEBTOR (If different from previously listed addresses)


---------------------------------------------------------------------------------------------------------------------------
CHAPTER OF BANKRUPTCY CODE UNDER WHICH PETITION IS FILED

         |_|  Chapter 7               |X| Chapter 11

---------------------------------------------------------------------------------------------------------------------------
                              INFORMATION REGARDING DEBTOR (Check applicable boxes)

Petitioners believe:                                             TYPE OF DEBTOR
|_| Debts are primarily consumer debts                           |_| Individual      |_| Corporation Publicly Held
|X| Debts are primarily business debts                           |_| Partnership     |_| Corporation Not Publicly Held
    (complete sections A and B)                                  |X| Other:  Limited Liability Company

     A.   TYPE OF BUSINESS (Check one)                           B.   BRIEFLY DESCRIBE NATURE OF BUSINESS
|_| Professional      |_| Transportation  |_| Commodity Broker
|_| Retail/Wholesale  |_| Manufacturing/  |_| Construction            Debtor is a subsidiary of Epic Resorts
|_| Railroad              Mining          |_| Real Estate             LLC, which is a developer and
                      |_| Stockbroker     |X| Other                   marketer of timeshare interests in vacation
                                                                      ownership resorts.
---------------------------------------------------------------------------------------------------------------------------
                                                  VENUE
---------------------------------------------------------------------------------------------------------------------------

|X| Debtor has been domiciled or has had a residence, principal place of business, or principal assets in the
    District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

|X| A bankruptcy case concerning debtor's affiliate, general partner or partnership is pending in this District.

---------------------------------------------------------------------------------------------------------------------------
                                PENDING BANKRUPTCY CASE FILED BY OR AGAINST ANY PARTNER
              OR AFFILIATE OF THIS DEBTOR (Report information for any additional cases on attached sheets.)
---------------------------------------------------------------------------------------------------------------------------
Name of Debtor                               Case Number                             Date
Epic Capital Corp.                           01-002458                               07/19/2001
Epic Resorts, LLC                            01-002459                               07/19/2001
---------------------------------------------------------------------------------------------------------------------------
Relationship                                 District                                Judge

Affiliate Company                            District of Delaware                   Mary F. Walrath
Parent Company
---------------------------------------------------------------------------------------------------------------------------
                              ALLEGATIONS                                                 COURT USE ONLY
                         (Check applicable boxes

1.   |X| Petitioner(s) are eligible to file this petition pursuant to 11 U.S.C.
         Section 303(b).

2. |X| The debtor is a person against whom an order for relief may be entered under title 11 of the United States Code.

3.a. |X| The debtor is generally not paying such debtor's debts as they become due, unless such debts are the subject of a bona fide dispute;
                                        or
b. |_| Within 120 days preceding the filing of this petition, a custodian, other than a trustee, receiver, or agent appointed or authorized to take charge of less than substantially all of the property of the debtor for the purpose of enforcing a lien against such property, was appointed or took possession.



                                      Name of Debtor EPIC RESORTS MANAGEMENT, LLC

                                      Case No.___________________________
                                                 (court use only)

Form 5 Involuntary Petition

                               TRANSFER OF CLAIM

|X| Check this box if there has been a transfer of any claim against the debtor by or to any petitioner. Attach all documents evidencing the transfer and any statements that are required under Bankruptcy Rule 1003(a).

                               REQUEST FOR RELIEF

Petitioner(s) request that an order for relief be entered against the debtor under the chapter of title 11, United States Code, specified in this petition.

Petitioner(s) declare under penalty of perjury that the foregoing is true and correct according to the best of their knowledge information, and belief.

X_________________________________President                  X__________________________11/9/2001
Signature of Petitioner or Representative (State title)        Signature of Attorney     Date

                                                              Potter Anderson & Corroon, LLP
                                                              Name of Attorney Firm (If any)

Name of Petitioner: Prospect Street High Income Fund

Date Signed: 11/08/2001                                      Hercules Plaza 1313 N. Market Street,
                                                             Wilmington, Delaware 19899-0951
                                                             Address

Name & Mailing Address of Individual                         302-984-6000
Signing in Representative Capacity:                          Telephone No.

                        James Dondoro
                        Two Galleria Tower
                        13455 Noel Road, Ste. 1300
                        Dallas, Texas 75340
------------------------------------------------------------------------------------------------

Petitioner(s) declare under penalty of perjury that the        X__________________________11/7/2001
forgoing is true and correct according to the best              Signature of Attorney     Date
of their knowledge, information, and belief.

X_________________________________________President            Potter Anderson & Corroon, LLP
Signature of Petitioner or Representative (State title)        Name of Attorney Firm (If any)
                                                               Address
Name of Petitioner: ML CBO IV (Cayman), Ltd., by Highland
Capital Management, LP as collateral manager

Date Signed:11/08/2001

                                                              Hercules Plaza 1313 N. Market Street,
                                                              Wilmington, Delaware 19899-0951
                                                              Address

                                                              303-984-6000
                                                              Telephone No.


Name & Mailing Address of Individual
Signing in Representative Capacity:

                        James Dondero
                        Two Galleria Tower
                        13455 Noel Road, Ste. 1300
                        Dallas, Texas 75340


                          Continuation sheet attached.


Petitioner(s) declare under penalty of perjury that            X__________________________11/7/2001
the foregoing is true and correct according to the             Signature of Attorney      Date
best of their knowledge, information and belief.
                                                              Potter Anderson & Corroon L.L.P
X                                            President        Name of Attorney Firm (if any)
Signature of Petitioner or Representative (State Title)
                                                              Hercules Plaza 1313 N. Market Street,
Name of Petitioner: PamCo Cayman, Ltd., by Highland           Wilmington, Delaware 19899-0951
Capital Management, L.P. as collateral manager                Address

Date Signed  11/08/2001                                       303-984-6000
                                                              Telephone No.

Name & Mailing Address of Individual
Signing in Representative Capacity:

                        James Dondero
                        Two Galleria Tower
                        13455 Noel Road, Ste. 1300
                        Dallas, Texas 75340


Petitioner(s) declare under penalty of perjury that                 X__________________________11/7/2001
the foregoing is true and correct according to the                  Signature of Attorney      Date
best of their knowledge, information, and belief
                                                                    Potter Anderson & Corroon L.L.P
                                                                    Name of Attorney Firm (if any)
                                           President
Signature of Petitioner or Representative  (State title)            Hercules Plaza 1313 N. Market Street,
                                                                    Wilmington, Delaware 19899-0951
Name of Petitioner: PamCo Cayman, Ltd., by Highland                 Address
Capital Management, L.P. as collateral manager

Date Signed:   11/08/2001

                                                                    303-984-6000
                                                                    Telephone No.

Name & Mailing Address of Individual
Signing in Representative Capacity:

                        James Dondero
                        Two Galleria Tower
                        13455 Noel Road, Ste. 1300
                        Dallas, Texas 75340



                             PETITIONING CREDITORS

Name and Address of Petitioner                     Nature of Claim                  Amount of Claim

Prospect Street High Income Fund                   Past due debt on Senior Notes    $4,000,000 principal accrued
Two Galleria Tower, 13455 Noel Road, Ste 1300                                        and unpaid interest
Dallas Texas 75240

Name and Address of Petitioner                     Nature of Claim                  Amount of Claim

ML CBO IV (Cayman), Ltd., c/o Highland             Past due debt on Senior Notes    $16,230,000 principal plus
Capital Management, LP as collateral manager                                        accrued and unpaid interest
Two Galleria Tower, 13455 Noel Road, Ste 1300
Dallas Texas 75240

Name and Address of Petitioner                     Nature of Claim                  Amount of Claim

PamCo Cayman Ltd. by Highland Capital              Past due debt on Senior Notes    $16,537,000 principal plus
Management, LP as collateral manager                                                accrued and unpaid interest
Two Galleria Tower, 13455 Noel Road, Ste 1300
Dallas Texas 75240

Name and Address of Petitioner                     Nature of Claim                  Amount of Claim

Pam Capital Funding L.P. by Highland                Past due debt on Senior Notes    $31,537,060 principal plus
Capital Management, LP as collateral manager                                         accrued and unpaid interest
Two Galleria Tower, 13455 Noel Road, Ste 1300
Dallas Texas 75240

Note: It there are more than three petitioners, attach additional sheets with       Total Amount of
the statement under penalty of perjury, each petitioner's signature under the       Petitioners' Claims
statement and the name of the attorney and petitioning creditor information in
the format above.                                                                   $67,767,000 plus accrued and
                                                                                    unpaid interest.


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                               )  in Proceedings Under Chapter 11
                                     )
EPIC RESORTS MANAGEMENT, LLC         )  Case No. __ _______
                                     )
               Alleged Debtor        )


           FED. R. BANKR.P. 1003(a) STATEMENT OF PETITIONING CREDITOR

     1. I am the President of Highland Capital Management, L.P. ("Highland"), the collateral manager of ML CBO IV (Cayman), Ltd. ("Petitioner"), and I am authorized in that capacity to provide this statement on behalf of the Petitioner. Highland, as collateral manager for the Petitioner, is authorized to take action on behalf of the Petitioner and is authorized to execute documents on behalf of the Petitioner pursuant to a Collateral Management Agreement dated December 17, 1996.

     2. The Petitioner acquired its claim in the principal amount of $16,230,000 on the dates and terms identified on the chart attached hereto as Exhibit "A". Due to the nature of the transfers, there was no assignment agreement or purchase documentation executed at the time of the transfers. However, a true and correct copy of a letter from the Petitioner's custodian is attached hereto as Exhibit "B" which evidences the Petitioner's ownership of the par value of $16,230,000 of senior notes. In addition, the Petitioner has attached internal trade tickets as Exhibit "C". The transfers disclosed herein to the Petitioner were made for investment purposes and were not made for the purpose of filing an involuntary petition in bankruptcy.

Dated: November 8, 2001.

                        ----------------------------------------------------
                        James Dondero for Highland Capital Management, LP as collateral manager for ML CBO IV (Cayman), Ltd.

                                  EXHIBIT "A"

Petitioner     Settle Date           Terms                 Transferor

ML CBO IV      12/13/2000              $410,000.00/25     Royal Bank of Canada
ML CBO IV       3/13/2001          $5,390,000.00/27.5     Royal Bank of Canada
ML CBO IV       3/20/2001        $3,430,000.00/28.125     Warburg Dillon Read
ML CBO IV       4/26/2001          $7,000,000.00/23.5     APS Financial

                                     CHASE

                             600 Travis, 48 CTH-304
                              Houston, Texas 77002

To Whom It May Concern:

     This letter confirms that ML CBO IV (Cayman) Ltd. currently owns $16,230,000.00 of Epic Resorts LLC Ser. B bonds with cusip number 29425MAC1.

Sincerely,

David Fuan
Trust Officer

AUG 24, 2001 10:21AM 9726284143                                  NO 2244 P.8

                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET


-------------------------------------------------------------------------------------------------------------
Trade Date:  12/8/2000

Institution:      Highland Capital Management     Institution:  Royal Bank of Canada      Purchase
Buyer:            Ethan Underwood                 Seller:       Jim Wood                  Ticket ID:
Voice:                                            Voice                                   B-3781
Fax:                                              Fax:
-------------------------------------------------------------------------------------------------------------
Total Commitment:   $410,000.00     Weighted Average Price:   25.0000      Total Upfront Fees:  $307,500.00
-------------------------------------------------------------------------------------------------------------
ISSUER:  EPIC RESORTS
-------------------------------------------------------------------------------------------------------------
BOND                                                                           Security ID: 20425MAC1
-------------------------------------------------------------------------------------------------------------
Portfolio        Commitment        Price          Amount    Agreement      Acc. Interest     Settled Date

ML CBO-Fixed     $410,000.00       25.0000        Orig        DTC          $26,353.89         12/13/2000
-------------------------------------------------------------------------------------------------------------

NOTES

Note Type           Notes

Funding             Principal $102,500.00
                    Interest  $26,353.85
                    Total     $128,868.86
                    DTC #569

Notes               "Highland Capital Management, L.P., as Collateral Manager, hereby requests that the following trades be executed and certifies that these transactions comply with the provisions of
Notes               Article 12 of the indenture, including satisfaction of
                    the reinvestment criteria and such substitution qualifies as a Collateral Debt
                    Security as defined in the Indenture."

                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET


-------------------------------------------------------------------------------------------------------------
Trade Date:  3/8/2001

Institution:      Highland Capital Management     Institution:  Royal Bank of Canada      Purchase
Buyer:            Ethan Underwood                 Seller:       Jim Wood                  Ticket ID:
Voice:                                            Voice                                   B-4079
Fax:                                              Fax:
-------------------------------------------------------------------------------------------------------------
Total Commitment:   $6,395,390.00   Weighted Aveerage Price:  27.4735      Total Upfront Fees:  $3,913,085.10
-------------------------------------------------------------------------------------------------------------
ISSUER:  EPIC RESORTS
-------------------------------------------------------------------------------------------------------------
BOND                                                                           Security ID: 20425MAC1
-------------------------------------------------------------------------------------------------------------
Portfolio        Commitment        Price          Amount    Agreement      Acc. Interest     Settled Date
ML CBO-Fixed     $5,390,000.00     27.5000        Orig        DTC          $171,282.22        03/13/2001
-------------------------------------------------------------------------------------------------------------
WARRANTS
-------------------------------------------------------------------------------------------------------------
Portfolio        Commitment        Price          Amount    Agreement      Acc. Interest     Settled Date
ML CBO-Fixed     $5,390.00        1.0000          Orig      DTC            $0.00             03/13/2001
------------------------------------------------------------------------------------------------------------

NOTES

Note Type           Notes

Funding             Principal $1,482,250.00
                    Interest  $171,282.22
                    Total     $1,853,532.22

                    Warrants [physical delivery]
                    PRINCIPAL $53.90

                    DTC #559
                    "Highland Capital Management, L.P., as Collateral Manager, hereby requests that the following trades be executed and certifies that these transactions comply with the provisions
                    of Article 12 of the Indenture, including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt Security as defined in the Indenture."

                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

------------------------------------------------------------------------------------------------------------
Trade Date:    3/15/2001

Institution:   Highland Capital Management        Institution:   Warburg Dillon Read      Purchase
Buyer:         Davis Deadman                      Seller:        Brian Matthews           Ticket ID:

Voice:                                            Voice:                                  B-1127

Fax:                                              Fax:
------------------------------------------------------------------------------------------------------------
Total Commitment:     $3,433,450.00     Weighted Average Price:  28.0973   Total Upfront Fees: $2,465,703.20
------------------------------------------------------------------------------------------------------------
ISSUER:  EPIC RESORTS
------------------------------------------------------------------------------------------------------------
BOND                                                                                 Security ID: 29425MAC1
------------------------------------------------------------------------------------------------------------
Portfolio        Commitment        Price          Amount    Agreement      Acc. Interest     Settled Date
ML CBO-Fixed     $3,430,000.00     28.1250        Orig      DTC            $117,282.22       03/20/2001
------------------------------------------------------------------------------------------------------------
WARRANTS                                                                             Security ID: 29428H115
------------------------------------------------------------------------------------------------------------
Portfolio        Commitment        Price          Amount    Agreement      Acc. Interest     Settled Date
ML CBO-Fixed     $2,490.00        1.0000          Orig      DTC            $0.00             03/20/2001
------------------------------------------------------------------------------------------------------------

NOTES

Note Type           Notes

Funding             Principal $984,687.50
                    Interest  $117,668.08
                    Total     $1,082,355.56

                    DTC #642

                    "Highland Capital Management, L.P., as Collateral Manager, hereby requests that the following trades be executed and certifies that these transactions comply with the provisions
                    of Article 12 of the Indenture, including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt Security as defined in the Indenture."

                    Warrants Physical Delivery
                    Principal $34.30

                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

------------------------------------------------------------------------------------------------------------
Trade Date:    4/23/2001

Institution:   Highland Capital Management        Institution:   APS                      Purchase
Buyer:         Ethan Underwood                    Seller:        Tim Horrigan             Ticket ID:

Voice:                                            Voice: 800/248-0620                     B-4341

Fax:                                              Fax:
------------------------------------------------------------------------------------------------------------
Total Commitment:     $7,000,000.00     Weighted Average Price:  23.4775   Total Upfront Fees: $5,361,930.00
------------------------------------------------------------------------------------------------------------
ISSUER:  EPIC RESORTS
------------------------------------------------------------------------------------------------------------
BOND                                                                                 Security ID: 29425MAC1
------------------------------------------------------------------------------------------------------------
Portfolio        Commitment        Price          Amount    Agreement      Acc. Interest     Settled Date
ML CBO-Fixed     $7,000,000.00     23.5000        Orig      DTC            $331,135.89       04/26/2001
------------------------------------------------------------------------------------------------------------
WARRANTS                                                                             Security ID: 29428H115
------------------------------------------------------------------------------------------------------------
Portfolio        Commitment        Price          Amount    Agreement      Acc. Interest     Settled Date
ML CBO-Fixed     $7,000.00        1.0000          Orig      DTC            $0.00             04/26/2001
------------------------------------------------------------------------------------------------------------

NOTES

Note Type           Notes

Funding             Bonds
                    Principal $1,545,000.00
                    Interest  $331,138.89
                    Total     $1,978,138.89

                    Physical Delivery
                    Warrants 7,000.00
                    Principal $70.00

                    DTC #279
                    Highland Capital Management, L.P., as Collateral Manager, hereby requests that the following trades be executed and certifies that these transactions comply with the provisions
                    of Article 12 of the Indenture, including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt Security as defined in the Indenture.


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                               )  in Proceedings Under Chapter 11
                                     )
EPIC RESORTS MANAGEMENT, LLC         )  Case No. __ _______
                                     )
               Alleged Debtor        )


           FED. R. BANKR.P. 1003(a) STATEMENT OF PETITIONING CREDITOR

     1. I am the President of Highland Capital Management, L.P. ("Highland"), the collateral manager of PamCo Cayman, Ltd. ("Petitioner"), and I am authorized in that capacity to provide this statement on behalf of the Petitioner. Highland, as collateral manager for the Petitioner, is authorized to take action on behalf of the Petitioner and is authorized to execute documents on behalf of the Petitioner pursuant to a Collateral Management Agreement dated August 6, 1977.

     2. The Petitioner acquired its claim in the principal amount of $16,000,000 on the dates and terms identified on the chart attached hereto as Exhibit "A". Due to the nature of the transfers, there was no assignment agreement or purchase documentation executed at the time of the transfers. However, a true and correct copy of a letter from the Petitioner's custodian is attached hereto as Exhibit "B" which evidences the Petitioner's ownership of the par value of $4,000,000 of senior notes. In addition, the Petitioner has attached internal trade tickets as Exhibit "C". The transfers disclosed herein to the Petitioner were made for investment purposes and were not made for the purpose of filing an involuntary petition in bankruptcy.

Dated: November 8, 2001.

                        ----------------------------------------------------
                        James Dondero for Highland Capital Management, LP as collateral manager for PamCo Cayman, Ltd.

                                  EXHIBIT "A"

Petitioner     Settle Date         Terms                 Transferor

Pamco Cayman        3/5/2000       $2,000,000.00/30       Royal Bank of Canada
Pamco Cayman       3/13/2001   $10,000,000.00/26.75       Royal Bank of Canada
Pamco Cayman       3/20/2001   $4,000,000.00/28.125       Warburg Dillon Read

                                     CHASE

                             600 Travis, 48 CTH-304
                              Houston, Texas 77002

To Whom It May Concern:

     This letter confirms that Pamco (Cayman) currently owns $16,000,000.00 of Epic Resorts LLC Ser. B bonds with cusip number 29425MAC1.

Sincerely,

Annye Hua
Trust Officer

                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

------------------------------------------------------------------------------------------------------------
Trade Date:    2/28/2001

Institution:   Highland Capital Management        Institution:   Royal Bank of Canada     Purchase
Buyer:         Ethan Underwood                    Seller:        Jim Wood                 Ticket ID:

Voice:                                            Voice:                                  B-4041

Fax:                                              Fax:
----------------------------------------------------------------------------------------------------------------
Total Commitment:     $5,003,000.00     Weighted Average Price:  29.9710   Total Upfront Fees: $3,504,950.00
----------------------------------------------------------------------------------------------------------------
ISSUER:  EPIC RESORTS
----------------------------------------------------------------------------------------------------------------
BOND                                                                                 Security ID: 29425MAC1
----------------------------------------------------------------------------------------------------------------
Portfolio               Commitment        Price          Amount    Agreement      Acc. Interest     Settled Date
Pamco Cayman - Fixed   $2,000,000.00     30.0000        Orig      DTC            $57,777.75        03/05/2001
----------------------------------------------------------------------------------------------------------------
WARRANTS                                                                             Security ID: 29426H115
----------------------------------------------------------------------------------------------------------------
Portfolio              Commitment        Price          Amount    Agreement      Acc. Interest     Settled Date
Pamco Cayman - Fixed   $2,000.00        1.0000          Orig      DTC            $0.00             03/05/2001
----------------------------------------------------------------------------------------------------------------
BOND                                                                                 Security ID: 29425MAC1
----------------------------------------------------------------------------------------------------------------
Portfolio               Commitment        Price          Amount    Agreement      Acc. Interest     Settled Date
PAM Capital - Fixed    $3,000,000.00     30.0000        Orig      DTC            $66,566.67        03/05/2001
----------------------------------------------------------------------------------------------------------------
WARRANTS                                                                             Security ID: 29425H115
----------------------------------------------------------------------------------------------------------------
Portfolio              Commitment        Price          Amount    Agreement      Acc. Interest     Settled Date
PAM Capital - Fixed    $3,000.00        1.0000          Orig      DTC            $0.00             03/05/2001
----------------------------------------------------------------------------------------------------------------

NOTES

Note Type           Notes

Funding             Pamco Cayman Bonds
                    Principal $600,000.00
                    Interest  $57,777.75
                    Total     $657,777.78

                    DTC #569

                    Pamco Cayman Warrants
                    Principal $20.00
                    Physical Delivery

                    Pam Capital Bonds
                    Principal $900,000.00
                    Interest: $88,866.67
                    Total $988,866.67

                    DTC #569

                    Pam Capital Warrants
                    Principal $30.00
                    Physical Delivery

                    Highland Capital Management, L.P., as Collateral Manager, hereby requests that the following trades be executed and certifies that these transactions comply with the provisions
                    of Article 12 of the Indenture, including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt Security as defined in the Indenture.


                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

------------------------------------------------------------------------------------------------------------
Trade Date:    3/8/2001

Institution:   Highland Capital Management        Institution:   Royal Bank of Canada     Purchase
Buyer:         Ethan Underwood                    Seller:        Jim Wood                 Ticket ID:

Voice:                                            Voice:                                  B-4085

Fax:                                              Fax:
----------------------------------------------------------------------------------------------------------------
Total Commitment:     $10,010,000.00    Weighted Average Price:  28.7243   Total Upfront Fees: $7,334,900.00
----------------------------------------------------------------------------------------------------------------
ISSUER:  EPIC RESORTS
----------------------------------------------------------------------------------------------------------------
BOND                                                                                 Security ID: 29425MAC1
----------------------------------------------------------------------------------------------------------------
Portfolio               Commitment        Price          Amount    Agreement      Acc. Interest     Settled Date
Pamco Cayman - Fixed   $10,000,000.00    26.7500        Orig      DTC            $317,777.78       03/13/2001
----------------------------------------------------------------------------------------------------------------
WARRANTS                                                                             Security ID: 29428H115
----------------------------------------------------------------------------------------------------------------
Portfolio              Commitment        Price          Amount    Agreement      Acc. Interest     Settled Date
Pamco Cayman - Fixed   $10,000,000.00   1.0000          Orig      DTC            $0.00             03/13/2001
----------------------------------------------------------------------------------------------------------------

NOTES

Note Type           Notes

Funding             Principal $2,875,000.00
                    Interest  $317,777.78
                    Total     $2,992,777.78

                    Warrants (physical delivery)
                    Principal $100.00

                    DTC #569

                    Highland Capital Management, L.P., as Collateral Manager, hereby requests that the following trades be executed and certifies that these transactions comply with the provisions
                    of Article 12 of the Indenture, including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt Security as defined in the Indenture.


                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

------------------------------------------------------------------------------------------------------------
Trade Date:    3/15/2001

Institution:   Highland Capital Management        Institution:   Warburg Dillon Read      Purchase
Buyer:         David Deadman                      Seller:        Brian Matthews           Ticket ID:

Voice:                                            Voice:                                  B-1128

Fax:                                              Fax:
----------------------------------------------------------------------------------------------------------------
Total Commitment:     $4,004,000.00     Weighted Average Price:  28.0973   Total Upfront Fees: $2,875,900.00
----------------------------------------------------------------------------------------------------------------
ISSUER:  EPIC RESORTS
----------------------------------------------------------------------------------------------------------------
BOND                                                                                 Security ID: 29425MAC1
----------------------------------------------------------------------------------------------------------------
Portfolio               Commitment        Price          Amount    Agreement      Acc. Interest     Settled Date
Pamco Cayman - Fixed   $4,000,000.00     26.1250        Orig      DTC            $137,222.72       03/20/2001
----------------------------------------------------------------------------------------------------------------
WARRANTS                                                                             Security ID: 29428H115
----------------------------------------------------------------------------------------------------------------
Portfolio              Commitment        Price          Amount    Agreement      Acc. Interest     Settled Date
Pamco Cayman - Fixed   $4,000.00        1.0000          Orig      DTC            $0.00             03/20/2001
----------------------------------------------------------------------------------------------------------------

NOTES

Note Type           Note

Funding             Principal $1,125,000.00
                    Interest  $137,222.22
                    Total     $1,242,222.22

                    DTC #642

                    Warrants (physical delivery)
                    Principal $40.00

                    Highland Capital Management, L.P., as Collateral Manager, hereby requests that the following trades be executed and certifies that these transactions comply with the provisions
                    of Article 12 of the Indenture, including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt Security as defined in the Indenture.


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                               )  in Proceedings Under Chapter 11
                                     )
EPIC RESORTS MANAGEMENT, LLC         )  Case No. __ _______
                                     )
               Alleged               )


           FED. R. BANKR.P. 1003(a) STATEMENT OF PETITIONING CREDITOR

     1. I am the President of Prospect Street High Income Fund ("Petitioner"), and I am authorized in that capacity to provide this statement on behalf of the Petitioner.

     2. The Petitioner acquired its claim in the principal amount of $4,000,000 on the dates and terms identified on the chart attached hereto as Exhibit "A". Due to the nature of the transfers, there was no assignment agreement or purchase documentation executed at the time of the transfers. However, a true and correct copy of a letter from the Petitioner's custodian is attached hereto as Exhibit "B" which evidences the Petitioner's ownership of the par value of $4,000,000 of senior notes. In addition, the Petitioner has attached internal trade tickets as Exhibit "C". The transfers disclosed herein to the Petitioner were made for investment purposes and were not made for the purpose of filing an involuntary petition in bankruptcy.

Dated: November 8, 2001.

                        ----------------------------------------------------
                        James Dondero for Prospect Street High Income Fund

                                  EXHIBIT "A"

Petitioner     Settle Date         Terms                 Transferor

Prospect Street      12/10/1998      $1,000,000.00/100    (N/A)
Prospect Street        8/9/1999       $1,000,000.00/87    (N/A)
Prospect Street      11/19/1999       $1,000,000.00/78    (N/A)
Prospect Street       4/26/2001     $1,000,000.00/23.5    APS Financial

July 10, 2001


Stacey Blackford
Highland Capital Management
1150 Two Galleria Tower
13455 Noel Road, LB #45
Dallas, TX  75240

Stacey,

The purpose of this letter is to attest that we currently hold a par value of $4,000,000 in Epic Resorts bonding maturing on 6/15/2002 (cusip 29425MAC1) in the Prospect Street High Income Fund.

Should you have any questions or require additional information, please call me at 617-985-4400.

Sincerely, yours,


Douglas M. Martin
Account Manager
State Street Bank & Trust

Institution       Highland Capital Management  Institution: Prospect Street:
Buyer:            Joe Dougherty                Ticket:      []140
Phone:            972-828-4100                 Seller:      Richard Omohundro
Fax:              972-828-4155                 Voice:
                                               Fax:



Issuer:           Epic Resorts                 Industry Codes:
First Trade Date  7/8/1998                     Moodys:    Hotels, Motels, Inns
Global Amount:    $0.00                                   and Gaming
                                               S&P:       Hotels, Motels, Inns
Country:                                                  and casinos
                                               Fitch:
                                               Other:


Purchaser:
Penalty:          BOND                         Settle Date: 12/10/1998
Trade Date:       12/31/1994                   CUSIP:       29425MAC1
Commitment:       $1,000,000.00
Price:            100.0000
Accrued Interest: $0.00
Upfront Fee:      $0.00


Facility:         BOND                         Ratings:
Secured:          08/15/2005                   S&P Corp Credit:
Maturity Date:    06/15/2005                   S&P Issue:
Global Amount     $0.00                        Moody's SR Implied:
Exposure:                                      Moody's SR Secured:
Coupon:           13.0000%                     Moody's SR Unsecured:
Floating Spread:  0.0000%                      Moody's Issue:

Notes:
Highland Capital Management, L.P., as Collateral Manager, hereby requests the following trades be executed and certified that these transactions comply with the provisions of Article 12 of the indenture, including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt Security as defined in the indenture.

Institution:      Highland Capital Management  Institution: Prospect Street:
Buyer:            Joe Dougherty                Ticket:      []141
Phone:            972-828-4100                 Seller:      Richard Omohundro
Fax:              972-828-4155                 Voice:
                                               Fax:



Issuer:           Epic Resorts                 Industry Codes:
First Trade Date: 7/8/1998                     Moodys:    Hotels, Motels, Inns
Global Amount:    $0.00                                   and Gaming
                                               S&P:       Hotels, Motels, Inns
Country:                                                  and casinos
                                               Fitch:
                                               Other:


Purchaser:
Penalty:          BOND                         Settle Date: 08/09/1999
Trade Date:       12/31/1994                   CUSIP:       29425MAC1
Commitment:       $1,000,000.00
Price:            57,0000
Accrued Interest  $19,500.00
Upfront Fee:      $130,300.00


Facility:         BOND                         Ratings:
Secured:          08/15/2005                   S&P Corp Credit:
Maturity Date:    06/15/2005                   S&P Issue:
Global Amount     $0.00                        Moody's SR Implied:
Exposure:                                      Moody's SR Secured:
Coupon:           13.0000%                     Moody's SR Unsecured:
Floating Spread   0.0000%                      Moody's Issue:

Notes:
Highland Capital Management, L.P., as Collateral Manager, hereby requests the following trades be executed and certified that these transactions comply with the provisions of Article 12 of the indenture, including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt Security as defined in the indenture.

Institution:      Highland Capital Management  Institution: Prospect Street
Buyer:            Joe Dougherty                Seller:      Richard Omohundro
Phone:            972-828-4100                 Voice:
Fax:              972-828-4155                 Fax:



Issuer:           Epic Resorts                 Industry Codes:
First Trade Date: 7/8/1998                     Moodys:    Hotels, Motels, Inns
Global Amount:    $0.00                                   and Gaming
                                               S&P        Hotels, Motels, Inns
Country:                                                  and casinos
                                               Fitch:
                                               Other:


Purchaser:
Penalty:          BOND                         Settle Date: 11/19/1998
Trade Date:       12/31/1994                   CUSIP:       29425MAC1
Commitment:       $1,000,000.00
Price:            78.0000
Accrued Interest: $56,011.11
Upfront Fee:      $220,000.00


Facility:         BOND                         Ratings:
Secured:          08/15/2005                   S&P Corp Credit:
Maturity Date:    06/15/2005                   S&P Issue:
Global Amount:    $0.00                        Moody's SR Implied:
Exposure:                                      Moody's SR Secured:
Coupon:           13.0000%                     Moody's SR Unsecured:
Floating Spread:  0.0000%                      Moody's Issue:

Notes:
Highland Capital Management, L.P., as Collateral Manager, hereby requests the following trades be executed and certified that these transactions comply with the provisions of Article 12 of the indenture, including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt Security as defined in the indenture.

Institution:      Highland Capital Management: Institution: Prospect Street
Buyer:            Ethan Underwood              Seller:      Tim Harrigan
Phone:            972-828-4100                 Voice:       800-248-0520
Fax:              972-828-4155                 Fax:



Issuer:           Epic Resorts                 Industry Codes:
First Trade Date: 7/8/1998                     Moodys:    Hotels, Motels, Inns
Global Amount:    $0.00                                   and Gaming
                                               S&P:       Hotels, Motels, Inns
Country:                                                  and casinos
                                               Fitch:
                                               Other:


Purchaser:
Penalty:          BOND                         Settle Date: 04/20/2001
Trade Date:       04/23/2002                   CUSIP:       29425MAC1
Commitment:       $1,000,000.00
Price:            23.5000
Accrued Interest  $47,305.56
Upfront Fee:      $789,000.00


Facility:         BOND                         Ratings:
Secured:          06/15/2005                   S&P Corp Credit:
Maturity Date:    06/15/2005                   S&P Issue:
Global Amount     $0.00                        Moody's SR Implied:
Exposure:                                      Moody's SR Secured:
Coupon:           13.0000%                     Moody's SR Unsecured:
Floating Spread:  0.0000%                      Moody's Issue:

Notes:
Highland Capital Management, L.P., as Collateral Manager, hereby requests the following trades be executed and certified that these transactions comply with the provisions of Article 12 of the indenture, including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt Security as defined in the indenture.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                               )  In Proceedings Under Chapter 11
                                     )
EPIC RESORTS MANAGEMENT, LLC         )  Case No. __ _______
                                     )
        Alleged Debtor               )

           FED. R. BANK R.P. 1003(a) STATEMENT OF PETITIONING CREDITOR

     1. I am the President of Highland Capital Management, L.P. ("Highland"), the collateral manager of Pam Capital Funding, L.P. ("Petitioner"), and I am authorized in that capacity to provide this statement on behalf of the Petitioner. Highland, as collateral manager for the Petitioner, is authorized to take action on behalf of the Petitioner and is authorized to execute documents on behalf of the Petitioner pursuant to Collateral Management Agreement dated May 19, 1998.

     2. The Petitioner acquired its claim in the principal amount of $31,537,000 on the dates and terms identified on the chart attached hereto as Exhibit "A". Due to the nature of the transfers, there was no assignment agreement or purchase documentation executed at the time of the transfers. However, a true and correct copy of a letter from the Petitioner's custodian is attached hereto as Exhibit "B" which evidences the Petitioner's ownership of the par value of $4,000,000 of senior notes. In addition, the Petitioner has attached internal trade tickets as Exhibit "C". The transfers disclosed herein to the Petitioner were made for investment purposes and were not made for the purpose of filing an involuntary petition in bankruptcy.

Dated: November 8, 2001.

                        ----------------------------------------------------
                        James Dondero for Highland Capital Management, L.P. as collateral manager for Pam Capital Funding, L.P.

                                  EXHIBIT "A"



PETITIONER         SETTLE DATE           TERMS                 TRANSFEROR

Pam Capital         3/2/2001           $3,000,000.00/28         Warburg Dillon Read
Pam Capital         3/2/2001           $3,000,000.00/28         Warburg Dillon Read
Pam Capital         3/5/2001           $3,000,000.00/30         Royal Bank of Canada
Pam Capital         3/5/2001        $3,000,000.00/30.25         Royal Bank of Canada
Pam Capital         3/20/2001       $4,000,000.00/28.125        Warburg Dillon Read
Pam Capital         5/21/2001        $4,000,000.00/23.75        APS Financial
Pam Capital         6/19/2001       $10,537,000.00/38.25        Royal Bank of Canada
Pam Capital         6/20/2001         $1,000,000.00/40.5        UBS Inc.

                                      CHASE

                            600 Travis,, 48 CTH-304
                              Houston, Texas 77002

To Whom It May Concern:

     This letter confirms that Pam Capital currently owns $31,537,000.00 of Epic Resorts LLC Ser. B bonds with cusip number 29425MAC1.

Sincerely,


Annye Hua
Trust Officer

                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Trade Date:    2/27/2001

Institution:  Highland Capital Management   Institution: Warburg Dillon Read     Purchase
Buyer:        Davis Deadman                 Seller:      Brian Matthews         Ticket ID:
Voice:                                      Voice:                              B-4050
Fax:                                        Fax:

* Total Commitment:   $3,003,000.0  Weighted Average Price:  27.9855 Total Upfront Fees:  $4,322,970.00


ISSUER:  EPIC RESORTS

BOND                                          Security ID: 29425MAC1

Portfolio         Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

PAM Capital-Fixed $6,000,000.00 28.0000  Orig       DTC        $166,833.33     03/02/2001

WARRANTS                                      Security ID: 29425H115

Portfolio         Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

PAM Capital-Fixed $3,000.00     1.0000   Orig      DTC             $0.00      03/02/2001

Notes:

Note Type                Note

Funding                  Bonds
                         Principal $1,080,000.00
                         Interest  $  159,633.33
                         Total     $1,848,833.33

                         DTC:      #642


                         Warrants:
                         Principal:  $30.00

                         Physical delivery

                         Highland Capital Management, LP., as Collateral
                         Manager, hereby requests that the following trades be executed and certifies that these transactions comply with the provisions of Article 12 of the Indenture, including satisfaction of the reinvestment criteria and such substitution qualifies as a Collateral Debt
                         Security as defined in the Indenture.



                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Trade Date:    2/28/2001

Institution:  Highland Capital Management   Institution: Royal Bank of Canada   Purchase
Buyer:        Ethan Underwood               Seller:      Jim Wood               Ticket ID:
Voice:                                      Voice:                               B-4053
Fax:                                        Fax:

Total Commitment:   $3,003,000.0  Weighted Average Price:  30.2208 Total Upfront Fees:  $2,095,470.00


ISSUER:  EPIC RESORTS

BOND                                          Security ID: 29425MAC1

Portfolio        Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

Settled          $3,000,000.00 30.2500  Orig       DTC        $88,666.67      03/08/2001

WARRANTS

Portfolio         Commitment    Price    Amnd     Agreement    Acc. Interest  Settled Date

PAM Capital-Fixed $3,000.00     1.0000   Orig      DTC             $0.00      03/05/2001

Notes:

Note Type                Note

Funding                  Bond
                         Principal $907,500.00
                         Interest   $88,353.87
                         Total     $994,168.87

                         DTC:      #580
                         Warrants
                         Principal $30.00
                         Physical Delivery
                         Highland Capital Management, LP., as Collateral Manager,
                         hereby requests that the following trades be executed and
                         certifies that these transactions comply with the provisions of Article 12 of the Indenture, including  satisfaction of the reinvestment criteria and such substitution qualifies as a
                         Collateral Debt Security as defined in the Indenture.


                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Trade Date:    2/28/2001

Institution:  Highland Capital Management   Institution: Royal Bank of Canada   Purchase
Buyer:        Ethan Underwood               Seller:      Jim Wood               Ticket ID:
Voice:                                      Voice:                               B-4041
Fax:                                        Fax:

Total Commitment:     $5,005,000.00  Weighted Average Price:  29.9710 Total Upfront Fees:  $3,504,950.00


ISSUER:  EPIC RESORTS

BOND                                          Security ID: 29425MAC1

Portfolio          Commitment      Price    Amnd     Agreement    Acc. Interest  Settled Date

Pamco Cayman-Fixed $2,000,000.00   30.0000  Orig       DTC        $57,777.73      03/06/2001

WARRANTS                                      Security 29426H115

Portfolio          Commitment      Price    Amnd     Agreement    Acc. Interest  Settled Date

Pamco Cayman-Fixed $2,000.00       1.0000   Orig       DTC        $0.00          03/05/2001

BOND                                          Security ID: 29425MAC1

Portfolio          Commitment      Price    Amnd     Agreement    Acc. Interest  Settled Date

                   $3,000,000.00   30.0000  Orig       DTC        $56,666.87      03/06/2001

WARRANTS

Portfolio          Commitment      Price    Amnd     Agreement    Acc. Interest  Settled Date

Pamco Cayman-Fixed $3,000.00       1.0000   Orig     Assignment   $0.00          03/05/2001




Notes:

Note Type                Notes

Funding                  Pamco Cayman Bonds
                         Principal $500,000.00
                         Interest   $57,777.78
                         Total     $557,777.78

                         DTC:      #589

                         Pamco Cayman Warrants
                         Principal $20.00
                         Physical Delivery

                         Pamco Cayman Bonds
                         Principal $800,000.00
                         Interest   $86,666.87
                         Total     $886,666.87

                         DTC:      #589

                         "Highland Capital Management, LP., as Collateral Manager,
                         hereby requests that the following trades be executed and
                         certifies that these transactions comply with the provisions of Article 12 of the Indenture, including  satisfaction of the reinvestment criteria and such substitution qualifies as a
                         Collateral Debt Security as defined in the Indenture.


                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Trade Date:    3/15/2001

Institution:  Highland Capital Management   Institution: Warburg Dillon Read    Purchase
Buyer:        Davis Deadman                 Seller:      Brian Matthews         Ticket ID:
Voice:                                      Voice:                               B-4129
Fax:                                        Fax:

Total Commitment:    $4,004,000.00  Weighted Average Price:  28.0979 Total Upfront Fees:  $2,878,950.00


ISSUER:  EPIC RESORTS

BOND                                          Security ID: 29425MAC1

Portfolio          Commitment      Price    Amnd     Agreement    Acc. Interest  Settled Date

PAM  Capital-Fixed $4,000,000.00   28.1250  Orig       DTC        $137,222.22      03/20/2001

WARRANTS

Portfolio          Commitment      Price    Amnd     Agreement    Acc. Interest  Settled Date

PAM Capital-Fixed $4,000.00       1.0000   Orig       DTC        $0.00          03/20/2001

BOND                                          Security ID: 29425MAC1

Portfolio          Commitment      Price    Amnd     Agreement    Acc. Interest  Settled Date

                   $3,000,000.00   30.0000  Orig       DTC        $56,666.87      03/06/2001

WARRANTS                                      Security ID: 29426H115

Portfolio          Commitment      Price    Amnd     Agreement    Acc. Interest  Settled Date

Pamco Cayman-Fixed $3,000.00       1.0000   Orig     Assignment   $0.00          03/05/2001




Notes:

Note Type                Note

Funding                  Principal $1,125,000.00
                         Interest   [$137,222.22]
                         Total     $1,282,222.22

                         DTC:      #842

                         Warrants Physical Delivery
                         Principal $40.00

Notes                    "Highland Capital Management, LP., as Collateral Manager,
                         hereby requests that the following trades be executed and
                         certifies that these transactions comply with the provisions of Article 12 of the Indenture, including  satisfaction of the reinvestment criteria and such substitution qualifies as a
                         Collateral Debt Security as defined in the Indenture.

                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Trade Date:    3/15/2001

Institution:  Highland Capital Management   Institution: APS                   Purchase
Buyer:        Ethan Underwood               Seller:      Tim Horrigan           Ticket ID:
Voice:                                      Voice:                               B-4483
Fax:                                        Fax:

Total Commitment:    $4,004,000.00  Weighted Average Price:  23.7273 Total Upfront Fees:  $3,053,860.00


ISSUER:  EPIC RESORTS

BOND                                          Security ID: 29425MAC1

Portfolio          Commitment      Price    Amnd     Agreement    Acc. Interest  Settled Date

PAM  Capital-Fixed $4,000,000.00   23.7500  Orig     Assignment   $225,333.38      05/21/2001

WARRANTS                                      Security ID: 29426H115

Portfolio          Commitment      Price    Amnd     Agreement    Acc. Interest  Settled Date

PAM Capital-Fixed $4,000.00       1.0000   Orig       DTC        $0.00          05/21/2001

BOND                                          Security ID: 29425MAC1


Notes:

Note Type                Note

Funding                  Bonds
                         Principal $950,000.00
                         Interest   $225,333.33
                         Total     $1,175,333.33

                         Warrants (physical delivery
                         Principal $40.00

                         DTC:      #279

                         "Highland Capital Management, LP., as Collateral Manager,
                         hereby requests that the following trades be executed and
                         certifies that these transactions comply with the provisions of Article 12 of the Indenture, including  satisfaction of the reinvestment criteria and such substitution qualifies as a
                         Collateral Debt Security as defined in the indenture.


                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Trade Date:    6/12/2001

Institution:  Highland Capital Management   Institution: Royal Bank of Canada  Purchase
Buyer:        Davis Deadman                 Seller:      Jim Wood               Ticket ID:
Voice:                                      Voice:                               B-4483
Fax:                                        Fax:

Total Commitment:    $10,537,000.00  Weighted Average Price:  38.2800 Total Upfront Fees:  $6,508,597.50


ISSUER:  EPIC RESORTS

BOND                                          Security ID: 29425MAC1

Portfolio          Commitment      Price    Amnd     Agreement    Acc. Interest  Settled Date

PAM  Capital-Fixed $10,537,000.00   38.2500  Orig     DTC          $15,220.11     05/19/2001


Notes:

Note Type                Note

Funding                  Principal $4,030,402.50
                         Interest  $15,220.11
                         Total     $4,045,622.61

                         DTC:      #569

Notes                    "Highland Capital Management, LP., as Collateral Manager,
                         hereby requests that the following trades be executed and
                         certifies that these transactions comply with the provisions of Article 12 of the Indenture, including  satisfaction of
Notes                    the reinvestment criteria and such substitution qualifies as a
                         Collateral Debt Security as defined in the Indenture.


                LOAN SYNDICATIONS SALES AND TRADING TRADE TICKET

Trade Date:    6/18/2001

Institution:  Highland Capital Management   Institution: UBS Inc.              Purchase
Buyer:        Davis Deadman                 Seller:                             Ticket ID:
Voice:                                      Voice:                               B-4619
Fax:                                        Fax:

Total Commitment:    $1,000,000.00  Weighted Average Price:  40.0000 Total Upfront Fees:  $595,000.00


ISSUER:  EPIC RESORTS

BOND                                          Security ID: 29425MAC1

Portfolio          Commitment      Price    Amnd     Agreement    Acc. Interest  Settled Date

PAM  Capital-Fixed $1,000,000.00   40.5000  Orig     DTC          $1805.58       06/20/2001


Notes:

Note Type                Note

Funding                  Principal $4,030,402.50
                         Interest  $1805.55
                         Total    ($406,605.56)

                         DTC:      #569

Notes                    "Highland Capital Management, LP., as Collateral Manager,
                         hereby requests that the following trades be executed and
                         certifies that these transactions comply with the provisions of Article 12 of the Indenture, including  satisfaction of
Notes                    the reinvestment criteria and such substitution qualifies as a
                         Collateral Debt Security as defined in the Indenture.